UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2025

Nextpower Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41617	36-5047383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6200 Paseo Padre Parkway, Fremont, California 94555
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (510) 270-2500

Nextracker Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001	NXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 12, 2025, Nextracker Inc. (the “Company”) changed its corporate name to Nextpower Inc., pursuant to an amended and restated certificate of incorporation (the “Certificate of Amendment”) filed with the Delaware Secretary of State on November 12, 2025 (the “Name Change”). Pursuant to Delaware law, a shareholder vote was not necessary to effectuate the Name Change and it does not affect the rights of the Company’s shareholders. The Company also amended and restated its bylaws on November 12, 2025 to reflect the Name Change.
Copies of the Company’s Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, with this Current Report on Form 8-K and are incorporated herein by reference. The only change to the Company’s Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws is the change of the Company’s corporate name from Nextracker Inc. to Nextpower Inc. in each document.
Item 7.01 Regulation FD Disclosure
The Company also today issued a press release related to its Capital Markets Day conference, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.
The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Current Report on Form 8-K in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of Nextpower Inc., as of November 12, 2025
3.2	Second Amended and Restated Bylaws of Nextpower Inc., as of November 12, 2025
99.1	Press Release dated November 12, 2025
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextpower Inc.

By:	/s/ Bruce Ledesma
Bruce Ledesma
Chief Legal & Compliance Officer
Date: November 12, 2025